Prospectus supplement dated December 28, 2015
to the following prospectus(es):
Nationwide Select Annuity prospectus dated May 1, 2008
Evergreen Ultra Advantage prospectus dated November 25, 2003
Nationwide Classic Annuity prospectus dated May 1, 2003
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
•	On December 9, 2015, the Board of Trustees of Nationwide Variable Insurance Trust (the "Trust") approved the termination of The Boston Company Asset Management, LLC ("The Boston Company") as subadviser to the NVIT Large Cap Growth Fund (the "Fund"), and approved the appointment of Boston Advisors, LLC ("Boston Advisors") to subadvise the Fund. This change is anticipated to take effect on or before December 31, 2015 (the "Effective Date").
GWP-0579